Chartwell Small Cap Value Fund (the “Fund”)
Class A Shares
A series of Investment Managers Series Trust

Supplement dated May 27, 2016, to the
Prospectus, Summary Prospectus and Statement of Additional Information dated
 March 1, 2016

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved the termination and liquidation of the Fund’s Class A Shares. Effective immediately, the Class A Shares are closed to all new investment.  The Fund’s Class A Shares will be liquidated on June 30, 2016 (the “Liquidation Date”).  Shareholders may redeem their shares until the Liquidation Date.  In addition, eligible shareholders may convert their Class A Shares into Class I Shares until the Liquidation Date.  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to shareholders of the Class A Shares equal to each shareholder’s proportionate interest in the Class A Shares.

Accordingly, as of the Liquidation Date, all references to the Fund’s Class A Shares in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted in their entirety.

Please file this Supplement with your records.